Exhibit 99.1

Annual Shareholder Meeting
December 5, 2012
© 2012. All rights reserved.

© 2012. All rights reserved.

Safe Harbor Statement
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Table of Contents
© 2012. All rights reserved.

• Strategic Vision
• Markets Focus
• Market Growth
• Expansion Plans
• Maximize Ranor Performance

Strategic Vision

Expand the Company revenue to $100-million plus in
the next 3 - 5 years; primarily through “organic
growth” with strategic customers/products in the
medical, defense, nuclear, alternative energy
markets and constant review of “inorganic growth”
through acquisition
© 2012. All rights reserved. Not for use or disclosure without the expressed written permission from TechPrecision Corp.

- *Example:* solar furnace "piece-part" vs. sapphire furnace "product solution"

Strategic Vision

• Product Solution involves supplying the engineering, large-parts, small parts (mechanical and electrical) in a complete/tested solution
• Product Viability: Products must have long-term opportunity (>5-years) in order for the
 Company to justify investments and support predictable growth/profitability
Electro/Mechanical
Actuation Cylinder
Assembled and
Tested Assembly
Small Value-ad Parts
(Completed
Assembly)
Support and Install
Frame (Completed
Assembly)
Sapphire Furnace
“Product Solution”
Solar Furnace
“Piece Part”
© 2012. All rights reserved. Not for use or disclosure without the expressed written permission from TechPrecision Corp.
Design
Machine
Fabrication
Electrical
Test

Strategic Production Solutions
© 2012. All rights reserved.

Nuclear Isotope and Fissile
(pending) Transport Casks
Proton Beam
Cancer Treatment
Gantries
Carbon Black
Furnaces
GDEB/BAE: Multiple
Confidential Virginia Class
Product Assemblies
Sapphire Furnaces
PolySi Furnaces

Diversified Market Growth
© 2012. All rights reserved.

Transitioned from a single-site operation with one customer representing ~65% of revenues to a diversified platform, with growth opportunities in a variety of industries on two continents
Medical: Exclusive
manufacturer of
Proton Beam Therapy
Device
Nuclear: Reactor
components, fuel
storage and transport
casks
Defense: Critical
and classified naval
product assemblies

Alternative energy:
Solar, Sapphire and
PolySi vacuum furnaces

Aerospace:
Rocket Fuel
Domes and
Nozzles

TECHPRECISION CORPORATION

X-ray energy continues past the tumor
X-ray beam is not focused
Tumor
Most proton beam energy stops at the tumor
Proton beam is very focused
Tumor

US NEED:
1.6 million people
will be diagnosed with cancer in 2012.
60%
960,000
will receive radiation
20%
320,000
are candidates for proton therapy
10 existing centers have limited capacity & long waits.
can treat only 11,700 patients a year.
1,000 more
treatment rooms are needed.

Medical Device Market
© 2012. All rights reserved.

 Medical products addressable market (Source: Espicom, 2010)
 • TPCS has been exclusively producing equipment for Mevion Medical
 Systems’ S250 cancer treatment unit
 • 1,000 unit sales projected for the United States (Source ProNova Solutions)
 • Estimated Served Available Market (SAM) in US: $80-million/year
 • Technology allows patients to be re-treated
 • Radiotherapy CAGR 25% 2010 - 2020 (Source Journal of Clinical Oncology)
PBRT is Indicated over conventional
radiation treatment in:
• Pediatric Cancer • Prostate Cancer
• Brain Tumors  • Head & Neck Cancer
• Ocular Cancer • Lung Cancer
• Liver Cancer                   • Bone/Spinal Cancer
 Conventional X-ray radiation therapy Proton therapy
Image of Mevion S250
Copyright Mevion Medical Systems
Source: ProNova Solutions

Nuclear Isotope
Transport Cask
• Resurgent markets:
 • 6 U.S. plants under contract
 • 52 China plants under contract
 • 12 European plants in planning phase
• Nuclear addressable markets
 • Estimated Served Available Market (SAM): $30-million/year
 • New construction: new generation advanced-passive nuclear plant construction required on a global basis ($9B - $14B/plant )
 • NCR has approved the AP1000/AP1400 Reactors
 • Transport casks: NRC approved new isotope transport casks (fissile material in Q2 2013)
 • Nuclear fabricators are few and far between
 • Since 1980, 75% reduction in ASME N-stamp certificate holders in the US, 60% reduction internationally
 • Supply chain is critical path issue for reactor and casks suppliers
• Ranor remains one of few ASME N-stamp certified fabricators of high-
 precision components to the nuclear industry
 • Positioned to capture market share to meet current and projected demand for product assemblies
Nuclear Energy Market
© 2012. All rights reserved.

Defense & Aerospace Market
© 2012. All rights reserved.

• Navy addressable market
 • Spending for new navy ships (313 ship fleet target) = $25B/year
 • Block 4 NEW Submarine Program Scheduled for release in 2013
 • Block 5 NEW Submarine Program target release 2015
 • Aircraft Carriers “Ford” and “Kennedy” under construction
 • Estimated Served Available Market (SAM): $40-million/year
• Product Solutions for multiple defense contractors
 • Product assemblies and subassemblies for nuclear submarines
 • Subassemblies for aircraft carriers
 • Classified ITAR products for defense customers
• Large- and small-scale fuel cell domes for commercial
 rocket booster cores
• Jet engine test equipment for large jet engine manufacturers
• Key supply chain relationships with several large defense contractors

Renewable Energy Market
© 2012. All rights reserved.

• Rapidly growing addressable market with strong long-term prospects
• Estimated Served Available Market (SAM): $30-million/year
• TechPrecision has produced more than 1,200 high temperature vacuum chambers for the solar and sapphire markets
 • WCMC division provides the quality operation to deliver chambers for the
 China and Asia Pacific markets
 • Ranor division provides the quality operation to deliver chambers for domestic requirements
• Manufacture proprietary chambers for sapphire production
 • Sapphire (LED) $9.4-billion 2011; 20% CAGR through 2016 *
 • Future markets include consumer smart phones & tablets
• Manufacture proprietary chambers for the solar industry
 • Solar forecasted growth: 22.7GW (2011) - 43.8GW (2015) **
• Expanding programs for high energy wave generation, hydro power and next-generation wind turbine
• Renewable energy has strong long-term prospects
* Source: Strategies Unlimited, LED Magazine March 2012
** Source: IDC Energy Insights; December 13, 2011

Revenue Outlook/Market
WCMC opens
FY11
FY12
FY13
FY14
FY15
FY16
Medical
Nuclear
Defense/Aerospace
Commercial
Poly Si
Sapphire
Solar

Strategic Revenue Outlook/Market Growth

© 2012. All rights reserved. Not for use or disclosure without the expressed written permission from TechPrecision Corp.

RANOR
A Division of TechPrecision

- Excavating, Building, Macadam Drive Sewerage and Water Lines: $2-million (IRB Financing)

3
➢ 20,625 sq. ft. with 50-Ton Crane 60-ft. under-hook
➢ IRB CapEx Plans: ~$6-7 million over 3-years
➢ Target Ground-breaking: Q1 FY2014
➢ Target Completion: Q4 FY2014
➢ Incremental Personnel: 48
Expansion Plans:
© 2012. All rights reserved. Not for use or disclosure without the expressed written permission from TechPrecision Corp.

TECHPRECISION
CORPORATION

R2
A Division of TechPrecision

R2

© 2012. All rights reserved. Not for use or disclosure without the expressed written permission from TechPrecision Corp.
➢ South Carolina
➢ 68,000 sq. ft. with 50-Ton Crane 60-ft. under-hook
➢ Direct Water Access/Barge Shipment
➢ Feeder site for large-scale projects from Ranor
➢ Target Ground-breaking: FY2015
➢ IRB Financed CapEx: ~$10-12 million
➢ Incremental Personnel: 85
➢ All required Permits/Licenses received
➢ State provides Trained/Certified Personnel
Expansion Plans:

Maximizing Ranor’s Performance
© 2012. All rights reserved.

 • Organization Changes
 • New Operational Systems
 • New KPI Systems

© 2012. All rights reserved.

Organization Changes
James Molinaro
CEO
Rich Fitzgerald
CFO
Bob Francis
President, Ranor Inc.
Controller, Ranor Inc.
Finance Manager,
WCMC-Wuxi
Tax Accountant, WCMC
Machine Manager
Fabrication Manager
Sales Manager
Dir. of Quality
Engineering Manager
Materials Manager
(Purchasing, Planning &
Scheduling)
Ken Stephens
Mngr, Nuclear Market
Bill Hogenauer
Dir. Business Devel.
Dir. Financial Reporting
Financial Plan & Analysis
Office Manager
Chris Poplaski
President, WCMC
Jiang Han
CBO - China
Position
Upgrade
PE Engineer: ASME
PE Engineer: N-Stamp
Director of Quality
Machine Manager
Fabrication Manager
Program Manager

Ranor Systems/Process Improvements
© 2012. All rights reserved.

New Operational Systems/Process implemented at Ranor:
•Management Quotation Approval
•ERP Implementation
•Order Entry Process
•Root Cause Correction Analysis
•Automated DL Entry

TECHPRECISION CORPORATION

Quotation Review

RANOR Quote No.:	16648	Sales Engineer:	[redacted]
Customer:	[redacted]	Today's Date:	7/2/2012
Likely Award Date:	TBD	Requested Delivery Date:	18-24 months
Total Hours:	20785	Material Lead-Time:	4 wk +
Project Description:	[redacted]	Delivery Quantity:	1

Fab Shop	Hours	Machine Shop	Hours	Machine Shop	Hours	Common	Hours
Processing	96	Sm. Horizontal	3063	Vertical Milling	80	Engineering	4373
Fitting	880	Lg. Horizontal	512	Turning		Programming	612
Welding	2478	Small Vertical	23	Mill / Turning	12	Project Mgmt	
Finishing	809	Large Vertical	1468	Gantry Mill	1408	Fixturing	
Inspection	1550	Manual / Lathe		**Total**	1500	Assembly	
Other (Package)		Finishing	683	**Materials**	**$**	Inspection / Test	
Straighten	234	Inspection	1018	Purchased	614,062.04	Documentation	108
Subcontract		Other	24	Sub-contract		Other	69
Mech. Assy	1277	Mech. Assy	8	Pack/Ship			
Total	7324	**Total**	6799	**Total**	$0	**Total**	5162

High Risk Job? (Y) (N) Comments: $614,062.04

Approval of Estimated Costs

Sales Engineering	Paul Walker	Date:	7/2/2012
Engineering(>100 Hours)		Date:	7-2-12
Machine Shop (>100 Hours)		Date:	7-2-12
Fab Shop(>250 Hours)		Date:	7-2-12
Purchasing(Mill Runs or Subcont)		Date:	7/2/12
Quality(Mil-Spec & Nuclear Only)		Date:	7-2-12

Approval of Estimated Delivery

We will meet the customer requested delivery date if Purchase Order / Material (circle one) is received on or before TBD. There is a total lead-time of 130 weeks. Do not accept a Purchase Order inside of this lead-time without Production Control approval. – Pending Customer Requirements –

Production Control		Date:	7/2/12

Approval of Cost & Price

Total Material Cost	$614,062.04	Total Labor Cost	1,949,607.06
Material GM %	[redacted]	Labor GM %	[redacted]
Total Contract Cost $	$2,563,669.10	Total Contract Margin $s	$[redacted]

Approval of Total Contract Value = $ 3,418,225.47

Sales Engineer		Date:	7/2/12
Sales Manager (> $50K)		Date:	7/2/12
President / GM (> $100K and/or < 20% GM)		Date:	7/2/12
TechPrecision CEO (>/= $500K)		Date:	7-3-12

Ranor Systems/Process: Examples
© 2012. All rights reserved.

Management Quotation Approval: requires
all department managers review and approve
each quote before it is issued to the customer.
If a Purchase Order is received for the quoted
item; the Materials Cost, Direct Labor, Quality
Control and Engineering hours are then
entered as part of the ERP systems and the
Department Manager is accountable for
meeting and not exceeding the estimates that
he/she approved.

```
Prog: JCR65                                   Ranor, Inc.
User: FrancisB                           Priority Dispatch Report
                                Max No Operations per Work Center = 999
---------------------------------------------------------------------------------------------

-----------
Department : Asm   Assembly Department
Work Center: Fit   79A - Fitting WC
-----------                                  -- Setup Hours -- - Production Hours -
Job Number      Asm   Seq   OP.ID Part Number      Estimated     Load Estimated     Load      Run Qty. Start

*** Current Work (In progress or 100 % complete through prior operation)
100443-01       14    50 0305  H547-0290-B3          0.00        0.00      0.00     0.00        1.00 12/08/11
      Priority: NORMAL         Remake bracket H547-0290-B3      Labor Entry Method: Time and Quantity

110303-01        1    50 0305  52 453                0.00        0.00      2.00     0.00        1.00 12/28/11
      Priority: NORMAL         Hatch Body Prep / Weld / Inspe   Labor Entry Method: Time and Quantity

110303-01        5    50 0305  H547-0290-B3          0.00        0.00      0.00     0.00        1.00 01/03/12 01/03/12  Wld
      Priority: NORMAL         H547-0290-B3                     Labor Entry Method: Time and Quantity

110303-01        9    50 0305  H547-0292-B3          0.00        0.00      0.00     0.00        1.00 01/03/12 01/03/12  Wld
      Priority: NORMAL         H547-0292-B3                     Labor Entry Method: Time and Quantity

110162-01        2    50 0305  H8616100A-A6          0.00        0.00      4.00     0.50        1.00 01/12/12 01/12/12  Wld
      Priority: NORMAL         Pre-Machine of Dome              Labor Entry Method: Time and Quantity

120127-01        3    20 0305  9080692               0.00        0.00    200.00   194.42        1.00 02/29/12 02/29/12  Lay
      Priority: NORMAL         Assembling & Welding & Stress    Labor Entry Method: Time and Quantity
```

MONTH: OCT	MON	TUE	WED
HC-1 NOMURA 95 X 83	[redacted] Assy. 02- Pre-Mach - Flap Bosses (76 Hrs) - 120278-00 -73 total pg hrs	xxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxxxxx
HC - 4 TOSHIBA 360 X 144	[redacted] Assy 0 Base	[redacted] Assy - 03 Lower Core Plate - Side Holes	xxxxxxxxxxxxxxxxxxxx
HC - 5 TOS 138 X 78	[redacted] Assy. 1) - 10 pcs PT # 9 Bars	xxxxxxxxxxxxxxxx - O	[redacted] T- 61 Exhaust Frame 61 Hrs (PG
HC - 6 TOSHIBA 234 X 108	[redacted] 120178-02-04 (Assy. O) - Lower - W - Panels	xxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxxxxx
HC - 7 KURAKI 117 X 98	[redacted] Assy 02. (7 - Pre-Mach- Housings) 88 Hrs ea (352 hrs)	XXXXXXXXXXXXX	[redacted] CASK # 1 (Assy.0) Final Mach
HC - 8 MITSUBSHI 280 X 150	[redacted] 01 (Assy. 0) - Chin Array Ring Assy (350 Hrs)	xxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxxxxx

Ranor Systems/Process: Examples
© 2012. All rights reserved.

ERP System: Ranor is now utilizing the ERP systems and its
modules to automate the manufacturing operations of the
business, including but not limited to:
•Production Scheduling
•Work-order/Routers
•Priority Dispatch Report: Fabrication
•Priority Dispatch Report: Machining
•Machine Scheduling
EXAMPLE ERP PRIORITY DISPATCH
EXAMPLE ERP MACHINE SCHEDULING

Ranor Operational KPI’s
© 2012. All rights reserved.

New Operational KPI’s implemented at Ranor:
•Monthly Project GM Reports (Estimates vs. Actual)
•Weekly Shipment Report
•Monthly on-time Shipment
•Monthly Safety Incident Reports
•Weekly Machine Utilization Hours
•Monthly Non-conformance Reports
•Monthly re-work costs

HC Totals (9 Machines)
1000
800
600
400
200
0
10/28
11/4
11/11
11/18
Weekly Goal
Actual

Gantry
200
150
100
50
0
10/28
11/4
11/11
11/18
Weekly Goal
Actual

Ranor Operational KPI: Examples
© 2012. All rights reserved.

Weekly Machine Utilization Report: in
order to achieve the required
monthly/quarterly revenue increases
required from the backlog and Long Term
Agreements (LTA); Ranor needs to
increase the utilization hours of the
existing tools. Management is increases
the weekly/monthly utilization hours
required from each and every tool.

Summary
© 2012. All rights reserved.

Well positioned for the future - with strong momentum and
 further upside:
 • Attractive and improving strategic end markets
 • Growing innovation side-by-side with our Customers
 • Strong penetration and positioning in developed markets with significant potential in developing markets
Re-positioning of businesses to deliver sustainable results:
 • Operational excellence, pricing, and innovation to deliver increased margins, working capital efficiency, and improved Customer share of wallet
Focused on cash generation
Disciplined capital allocation strategy to fund continued
 investments in business, improve financial strength and
 deliver returns to shareholders
Strategy and execution to realize value for shareholders

www.TechPrecision.com
www.ranor.com
www.wcmcsolutions.com